SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 1, 2008

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(207) 774-3244

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 5.05	AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

(a) On February 1, 2008, the Registrant’s Board of Directors amended the Registrant’s Amended and Restated Code of Business Conduct and Ethics (the “Code of Ethics”) to explicitly prohibit theft and misappropriation of company assets (the “Amendment”). Prior to the Amendment, theft and misappropriation of company assets were only implicitly prohibited. The Registrant believes the Amendment is technical in nature and not material. The description herein of the Amendment is qualified in its entirety by reference to the full text of the Code of Ethics, as amended, a copy of which is included as an Exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits

14.1	Amended and Restated Code of Business Conduct and Ethics, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr. Vice President, General Counsel and Secretary

Dated: February 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

14.1	Amended and Restated Code of Business Conduct and Ethics, as amended